                                                                   EXHIBIT 99.D3


                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                                  46,050 SHARES


2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift).

4. The undersigned hereby commits to tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered.







Date:  May 28, 2002                              /s/ James R. Hawkins
                                                 ------------------------------
                                                     JAMES R. HAWKINS



--------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

DATE                       AMOUNT                     PRICE                   TRANSACTION
----                       ------                     -----                   -----------


















                                 PREFERRED STOCK

         DATE                        AMOUNT                     PRICE                     TRANSACTION
         ----                        ------                     -----                     -----------
        9/16/97                      17,250                     22.44                     Open Market
        9/1/98                       20,400                     19.25                     Open Market
        8/28/97                       1,000                     22.50                     Open Market
        8/28/97                         100                     23.00                     Open Market
        9/17/97                       2,500                     22.55                     Open Market
        12/23/98                      1,000                     17.50                     Open Market
        3/15/99                         800                     17.50                     Open Market
        1/6/00                        2,000                      9.75                     Open Market
        12/29/00                      1,000                      9.50                     Open Market

                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                                  37,650 SHARES

2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift).

4. The undersigned hereby commits to tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered.







Date:  June 3, 2002                                /s/ James T. Sartain
                                                   -----------------------------
                                                       JAMES T. SARTAIN

----------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

DATE                       AMOUNT                     PRICE                   TRANSACTION
----                       ------                     -----                   -----------







                                 (SEE ATTACHED)












                                 PREFERRED STOCK

DATE                       AMOUNT                     PRICE                   TRANSACTION
----                       ------                     -----                   -----------







                                 (SEE ATTACHED)

                         FIRSTCITY FINANCIAL CORPORATION

                                 (COMMON SHARES)

   CERTIFICATE NUMBER/NAME     # OF SHARES   CERTIFICATE DATE   PURCHASE DATE     PURCHASE PRICE    SOLD DATE
------------------------------ ------------- ----------------- ----------------- ----------------- -------------
--------- / James T. Sartain          4,000       ------            8/31/00               $1.9688
--------- / James T. Sartain          2,000       ------           12/22/00               $1.3125
--------- / James T. Sartain         10,000       ------           12/26/00               $1.3750
--------- / James T. Sartain          1,300       ------           12/28/00               $1.5000
--------- / James T. Sartain          4,000       ------           12/26/00               $1.3750
--------- / James T. Sartain          1,100       ------           12/29/00               $1.5625
------------------------------ ------------- ----------------- ----------------- ----------------- -------------

                         FIRSTCITY FINANCIAL CORPORATION

                                (PREFERRED STOCK)

   CERTIFICATE NUMBER/NAME     # OF SHARES   CERTIFICATE DATE   PURCHASE DATE     PURCHASE PRICE    SOLD DATE
------------------------------ ------------- ----------------- ----------------- ----------------- -------------
 NEW0093 / James T. Sartain          17,250       ------           9/17/97                 $22.55
-------- / James T. Sartain          20,400       ------            9/1/98                 $19.25
------------------------------ ------------- ----------------- ----------------- ----------------- -------------

                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                      98,100 SHARES (IF NONE, SO INDICATE)

2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift).

4.       The undersigned hereby commits to (indicate by check or initial):

         ________(A) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three (3) shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered;

         ________(B) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive two (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered; or

           REB   (C) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer, but is uncertain as to whether will elect to receive either three (3) shares of Common Stock and $8.00 cash or two
         (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered.

Date:  May 29, 2002                               /s/ Richard E. Bean
                                                  -----------------------------
                                                      RICHARD E. BEAN



----------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

          DATE                        AMOUNT                     PRICE                 TRANSACTION
          ----                        ------                     -----                 -----------
        9-28-00                      2,000 SHS                  $2.00                     BUY
        9-29-00                      3,000 SHS                  $1.9375                   BUY














                                 PREFERRED STOCK

          DATE                        AMOUNT                     PRICE                 TRANSACTION
          ----                        ------                     -----                 -----------
                                    NO TRANSACTIONS



                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                       5,500 SHARES (IF NONE, SO INDICATE)

2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift).

4.       The undersigned hereby commits to (indicate by check or initial):

           DDF (A) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three (3) shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered;

         _______(B) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive two (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered; or

         _______(C) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer, but is uncertain as to whether will elect to receive either three (3) shares of Common Stock and $8.00 cash or two
         (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered.

Date:  May 28, 2002                                 /s/ Dane Fulmer
                                                    ---------------------------
                                                        DANE FULMER


----------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

          DATE                       AMOUNT                     PRICE                   TRANSACTION
          ----                       ------                     -----                   -----------
        1/7/2000                     3,000                      $2.56                      Bought
        3/2/2000                     5,000                      $2.50                      Bought
        8/31/2000                    4,750                      $2.12                      Bought
        9/17/2001                    3,000                      $1.74                      Bought
        9/17/2001                    1,100                      $1.50                      Bought














                                 PREFERRED STOCK

          DATE                       AMOUNT                     PRICE                   TRANSACTION
          ----                       ------                     -----                   -----------
        1/7/2000                     1,500                      $9.94                      Bought
        6/4/2001                     1,000                      $8.25                      Inherited
        9/17/2001                    1,000                      $7.65                      Bought
        9/17/2001                    2,000                      $8.00                      Bought

                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                       1,800 SHARES (IF NONE, SO INDICATE)

2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift).

4.       The undersigned hereby commits to (indicate by check or initial):

            X   (A) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three (3) shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered;

         _______(B) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive two (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered; or

         _______(C) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer, but is uncertain as to whether will elect to receive either three (3) shares of Common Stock and $8.00 cash or two
         (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered.


Date:  May 28, 2002                                   /s/ R.E. Garrison, II
                                                      --------------------------
                                                          ROBERT E. GARRISON II

----------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

SECURITIES PURCHASED
----------------------------------------- -------------------- ------------------ ------------ ---------------
                                                                 Trade/Process
Description                                      CUSIP               Date          Quantity       Net Cost
----------------------------------------- -------------------- ------------------ ------------ ---------------
FIRSTCITY FINL CORP COM                   33761X107            01/12/2000               5,000       12,570.00
                                                               01/13/2000               5,000       13,507.50
                                                               01/14/2000               5,500       15,225.00
                                                               01/14/2000               4,500       13,027.50
                                                               01/18/2000               4,700       13,625.19
                                                               01/25/2000                 300          957.50
                                                               02/28/2000               7,000       16,629.70
                                                               08/31/2000               6,000       12,044.50
                                                               09/01/2000               3,000        6,044.50
                                                               09/12/2000                 900        1,844.50
                                                               09/13/2000                 800        1,644.50
                                                               09/14/2000               1,000        2,044.50
                                                               09/15/2000               5,600       11,819.51
                                                               09/18/2000                 700        1,444.50
                                                                                               --------------
                                                                                                   122,428.90
----------------------------------------- -------------------- ------------------ ------------ --------------




                                 PREFERRED STOCK

FIRSTCITY FINL CORP PFD                   33761X305            09/08/2000               1,800       19,711.96
TOTAL                                                                                              142,140.86

                          CONFIRMATION OF COMMITMENT TO
                      TENDER SHARES OF NEW PREFERRED STOCK

In connection with the proposed offer (the "Exchange Offer") by FirstCity Financial Corporation (the "Company") to exchange each share of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), for either (a) 2 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and $10.00 cash or (b) 3 shares of FirstCity Common Stock and $8.00 cash, the undersigned hereby confirms that:

1. Set forth below are all of the shares of New Preferred Stock of which undersigned is the beneficial owner(1):

                      11,678 SHARES (IF NONE, SO INDICATE)

2. The undersigned has the sole voting and the sole investment power with respect to, and is the direct beneficial owner of, the shares of New Preferred Stock listed in paragraph (1).

3. Set forth on Schedule A attached hereto is a list of all transactions in Common Stock and New Preferred Stock made by the undersigned since January 1, 2000, including the date of the transaction, the amount of the securities involved, price per share, and where and how the transaction was effected (e.g., open market purchase through Nasdaq; privately negotiated transaction; gift). None

4.       The undersigned hereby commits to (indicate by check or initial):

         ________(A) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive three (3) shares of Common Stock and $8.00 cash for each share of New Preferred Stock tendered;

         ________(B) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer and commits to elect to receive two (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered; or

            X    (C) tender all of his shares of New Preferred Stock pursuant to the Exchange Offer, but is uncertain as to whether will elect to receive either three (3) shares of Common Stock and $8.00 cash or two
         (2) shares of Common Stock and $10.00 cash for each share of New Preferred Stock tendered.

Date:  May 29, 2002                        /s/ C. Ivan Wilson
                                           -------------------------------------
                                               C. IVAN WILSON


----------
(1) A person is deemed to be the "beneficial owner" of a security if that person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (including, without limitation, the use, directly or indirectly, of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device) has or shares (i) voting power (which includes the power to vote, or direct the voting of such security); and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of any security if he or she has the right to acquire beneficial ownership of such security within sixty (60) days (i) through the exercise of any option*, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In the past, the Securities and Exchange Commission has taken the position that shares held by a person's spouse or minor children or by relatives who share such person's home will ordinarily be regarded as "beneficially owned" by such person.

                                   SCHEDULE A

                                  COMMON STOCK

        DATE                       AMOUNT                     PRICE                   TRANSACTION
        ----                       ------                     -----                   -----------
        None
















                                 PREFERRED STOCK

        DATE                       AMOUNT                     PRICE                   TRANSACTION
        ----                       ------                     -----                   -----------
        None

